ACCRUALS AND OTHER PAYABLES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	[1]	Dec. 31, 2018 CNY (¥)
ACCRUALS AND OTHER PAYABLES [abstract]
Due to third parties	¥ 1,895,881			¥ 1,586,277
Due to related parties	459,679			490,521
Total accruals and other payables	¥ 2,355,560	$ 338,355		¥ 2,076,798

[1]	Translation of amounts from Renminbi ("RMB") into United States dollars ("US$") for the convenience of the reader has been made at US$1.00=RMB6.9618, the certified exchange rates for December 31, 2019 as published by the Federal Reserve Board of the United States. No representation is made that the RMB amounts could have been, or could be, converted into US$ at that rate on December 31, 2019 or on any other date.